SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
of 1934  (Amendment No.       )

Filed  by  the  Registrant            [X]

Filed  by  a  Party  other  than  the  Registrant  [ ]

Check  the  approximate  box:

[ ]     Preliminary  Proxy  Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive  Proxy  Statement
[ ]     Definitive  Additional  Materials
[ ]     Soliciting  Material  Pursuant  to  240.14a-12

                            VIRTUALSELLERS.COM, INC.
                            ------------------------
                (Name of Registrant as Specified In Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[X]    No  fee  required
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(I)(1)
       and 0-11

1)    Title of each class of securities to which transaction applies:

2)    Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)    Proposed  maximum  aggregate  value  of  transaction:

5)    Total  fee  paid:

[ ]   Fee paid previously with preliminary materials.
[ ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)     Amount Previously Paid:

2)     Form, Schedule or Registration Statement  No.:

3)     Filing Party:

4)     Date Filed:

                            VIRTUALSELLERS.COM, INC.
                      SUITE 1000, 120 NORTH LASALLE STREET
                            CHICAGO, ILLINOIS  60602

                            NOTICE OF ANNUAL MEETING
                                 OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 4, 2000

JUNE  29,  2000  (approximate  date  proxy statement first sent to shareholders)

TO  THE  HOLDERS  OF  COMMON  SHARES  OF  VIRTUALSELLERS.COM,  INC.

The annual meeting (the "Annual Meeting") of the shareholders of Virtualsellers.com, Inc. (the "Company"), will be held at the offices of the Company's lawyers, Clark, Wilson, Suite 800 - 885 West Georgia Street, Vancouver, British Columbia, Canada, on August 4, 2000, at 10:00 a.m., local time, for the purposes of:

1.     setting  the  number  of  directors  of  the  Company  at  five  (5);

2.     electing  the  members  of  the  Board  of  Directors;

3.     considering  and  approving  the  Company's  2000  Stock  Option  Plan;

4.     approving  the  appointment  of  the  Company's  auditors;  and

5. transacting any other business that may properly come before the meeting or any adjournment or adjournments thereof.

The record date for the Annual Meeting is June 23, 2000 (the "Record Date). Only shareholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting, and any adjournment or postponement of the Annual Meeting.

A copy of the Company's Annual Report for the year ended February 29, 2000 accompanies this notice.

The Board of Directors hopes that you will find it convenient to attend the Annual Meeting in person, but whether or not you attend, please complete, sign, date and return the enclosed Proxy immediately to ensure that your Common Shares are represented at the Annual Meeting. Returning your Proxy does not deprive you of the right to attend the Annual Meeting and vote your Common Shares in person.

PLEASE  VOTE,  DATE,  SIGN  AND  RETURN  THE  ENCLOSED  PROXY  PROMPTLY.

                                By  Order  of  the  Board  of  Directors

                                "Dennis  Sinclair"

                                Dennis  Sinclair
June  26,  2000                 President  and  CEO

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                           OF VIRTUALSELLERS.COM, INC.
                                 AUGUST 4, 2000

VIRTUALSELLERS.COM,  INC.
SUITE  1000,  120  NORTH  LASALLE  STREET
CHICAGO,  ILLINOIS  60602

The accompanying Proxy is solicited on behalf of the Board of Directors of the Company, to be used at the Annual Meeting to be held at the offices of the Company's lawyers, Clark, Wilson, Suite 800 - 885 West Georgia Street, Vancouver, British Columbia, Canada, on August 4, 2000, at 10:00 a.m., local time. This Proxy Statement, accompanying Proxy, Notice of Meeting and Annual Report to shareholders for the fiscal year ended February 29, 2000, are first being mailed to shareholders on or about June 29, 2000. The Annual Report (mailed to shareholders with this Proxy Statement) constitutes part of this Proxy Statement.

The expense of this solicitation will be borne by the Company. In addition to solicitation by use of the mails, certain directors, officers and regular employees of the Company may solicit the return of Proxies by telephone, facsimile or other means. Requests will also be made of brokerage houses and custodians, nominees or fiduciaries to forward Proxy material at the expense of the Company to the beneficial owners of stock held of record by such persons. The Company's transfer agent, Montreal Trust Company of Canada, has agreed to assist the Company in the tabulation of Proxies and the counting of votes at the Annual Meeting.

All of a shareholder's Common Shares registered in the same name will be represented by one Proxy.

WHO  CAN  VOTE

Only shareholders of record as of the close of business on June 23, 2000 are entitled to notice of and to vote at the Annual Meeting. As of June 23, 2000, there were 127,131,127 common shares in the capital of the Company (the "Common Shares") issued and outstanding owned by approximately 1,934 shareholders of record. Each shareholder of record on the Record Date is entitled to one vote for each Common Share held.

HOW  YOU  CAN  VOTE

COMMON SHARES CANNOT BE VOTED AT THE ANNUAL MEETING UNLESS THE HOLDER OF RECORD IS PRESENT IN PERSON OR BY PROXY. A SHAREHOLDER MAY APPOINT A PERSON TO REPRESENT HIM/HER AT THE ANNUAL MEETING BY COMPLETING THE ENCLOSED PROXY, WHICH AUTHORIZES A PERSON OTHER THAN THE HOLDER OF RECORD TO VOTE ON BEHALF OF THE SHAREHOLDER, AND RETURNING IT TO THE COMPANY. All shareholders are urged to complete, sign, date and promptly return the Proxy in the enclosed postage-paid envelope after reviewing the information contained in this Proxy Statement. Valid Proxies will be voted at the Annual Meeting and at any postponements or adjournments thereof as you direct in the Proxy.

The Common Shares of the Company represented by the Proxy will be voted as directed in the Proxy, but if no direction is given and the Proxy is validly executed, the Proxy will be voted FOR setting the number of Directors of the Company at five (5), FOR the election of the nominees for the Board of Directors set forth in this Proxy Statement, FOR the approval of the 2000 Stock Option Plan and FOR the appointment of the Company's independent auditors, KPMG LLP. If any other matters properly come before the Annual Meeting, the persons authorized under the Proxies will vote upon such other business as may properly come before the Annual Meeting in accordance with their best judgment.

QUORUM

A quorum of shareholders is necessary to take action at the Annual Meeting. A majority of the outstanding Common Shares on June 23, 2000, represented in person or by Proxy, will constitute a quorum for the transaction of business at the Annual Meeting. However, if a quorum is not present, the shareholders present at the Annual Meeting have the power to adjourn the meeting until a quorum is present. At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original meeting. Broker non-votes occur when a nominee holding Common Shares for a beneficial owner has not received voting instructions from the beneficial owner with respect to a particular matter and such nominee does not possess or choose to exercise discretionary authority with respect thereto. Broker non-votes and abstentions will be included in the determination of the number of Common Shares present at the Annual Meeting for quorum purposes but will not be counted as votes cast on any matter presented at the Annual Meeting.

YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU PLAN TO ATTEND THE ANNUAL MEETING TO VOTE IN PERSON AND YOUR SHARES ARE REGISTERED WITH OUR TRANSFER AGENT (MONTREAL TRUST COMPANY OF CANADA) IN THE NAME OF A BROKER OR BANK, YOU MUST SECURE A PROXY FROM THE BROKER OR BANK ASSIGNING VOTING RIGHTS TO YOU FOR YOUR COMMON SHARES.

REVOCATION  OF  PROXIES

You may revoke your Proxy at any time prior to the start of the Annual Meeting in three ways:

1. by delivering a written notice of revocation to the Secretary of the Company;

2.     by  submitting  a  duly  executed  Proxy  bearing  a  later  date;  or

3. by attending the Annual Meeting and expressing the desire to vote your Common Shares in person (attendance at the Annual Meeting will not in and of itself revoke a Proxy).

CURRENCY

Except where otherwise indicated, all dollar ($) amounts referred to herein are expressed in U.S. dollars.

PROPOSAL  ONE--  NUMBER  OF  DIRECTORS

The Board of Directors of the Company presently consists of four (4) directors. At the Annual Meeting, the shareholders will be asked to approve a proposal that the number of directors be set at five (5).

Each shareholder is entitled to cast one vote for each Common Share held on June 23, 2000. The majority vote of the Common Shares represented in person or by Proxy at the Annual Meeting is required to approve this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE TO SET THE NUMBER OF DIRECTORS AT FIVE (5), AS SET FORTH IN PROPOSAL ONE.

PROPOSAL  TWO  --  ELECTION  OF  DIRECTORS

The  Board of Directors has proposed that the number of directors be set at five
(5) although the present Board of Directors consists of only four (4) directors. The Company wishes to have the flexibility to elect one more director during the year should the need arise. Accordingly, only four (4) directors are to be elected at the Annual Meeting. Three of these directors are to be re-elected and one is to be elected at the Annual Meeting. Greg Burnett, a current director of the Company, is not standing for re-election at the Annual Meeting. Each director will serve until an annual meeting is held for the fiscal period ending February 28, 2001, and until his successor has been elected and qualified or until the director's earlier death, resignation or removal. Each nominee has consented to being named in this Proxy Statement and to serve if elected. The Company has no reason to believe that any of the nominees will be unable to serve if elected, but if any of them should become unable to serve as a director, and if the Board of Directors designates a substitute nominee, the persons named in the accompanying Proxy will vote for the substitute nominee designated by the Board of Directors, unless a contrary instruction is given in the Proxy.

Each shareholder is entitled to cast one vote for each Common Share held on June 23, 2000. The majority vote of the Common Shares represented in person or by Proxy at the Annual Meeting is required to elect each director. Votes may be cast in favor or withheld. Votes that are withheld will be excluded entirely from the vote and will have no effect. Votes that are withheld for a particular nominee will be excluded from the vote for that nominee only.

NOMINEES

The persons nominated to be directors are listed below. All of the nominees, with the exception of Raymond Mol, are currently directors. Raymond Mol was a director of the Company between November 14, 1996 and March 15, 2000. The following information as of June 1, 2000 is submitted concerning the nominees named for election as directors:


                                                         POSITION WITH
NAME                             AGE                       THE COMPANY               DATE POSITION FIRST HELD

                                                                                Director:  November 14, 1996
Dr. Dennis Sinclair                            57  President, CEO and Director  President/CEO:  September 30, 1997
                     ----------------------------  ---------------------------  -----------------------------------
Mel Baillie . . . .                            50  Director                     November 14, 1996
                     ----------------------------  ---------------------------  -----------------------------------
Grayson Hand. . . .                            63  Director                     March 15, 2000
                     ----------------------------  ---------------------------  -----------------------------------
Raymond Mol . . . .                            52  Not applicable               Not applicable(1)
===================  ============================  ===========================  ===================================

1.     Raymond  Mol  was  a  director  of the Company from November 14, 1996 to March 15, 2000, when he resigned to allow  the  Company  to  appoint  one  more  independent  director.


Dr.  Dennis  Sinclair

Dr. Sinclair obtained his Ph.D., Economics and Sociology, M.A., Sociology and B.A., Psychology from the University of Michigan and has been an adjunct professor at various universities, including the University of Michigan, University of Southern California, University of Redlands, Pepperdine University and a full-time professor at UCLA Graduate School of Management. He has developed extensive experience in consulting to corporate clients by providing general management and corporate consulting services to many companies through his own consulting company. Dr. Sinclair has developed extensive experience in all aspects of operating, directing and managing both private and public companies through his positions as Senior Analyst and Investment Banker with H.J. Meyers Inc. (August, 1995 to December, 1996), an Investment Advisor with Securities America (August, 1994 to August, 1995), a Director of New Business Development with Validyne Engineering Corporation (August, 1992 to August, 1994) and his various other corporate positions prior to 1992.

Mel  Baillie

Mr. Baillie obtained a Bachelor of Education Degree from the University of Alberta subsequent to which he undertook post degree studies in Business Administration. In addition to his formal education, Mr. Baillie has taken numerous on the job courses relating to strategic marketing and planning, selling, financial management, management development and leadership and process design and management. Mr. Baillie is currently the Vice President and General Manager of Bell Intrigna Inc., a telecommunication services company. He started with Bell Intrigna in March, 2000. Mr. Baillie has significant marketing, sales, operations and strategic management experience acquired from over 20 years in the telecommunications industry. He was the Vice President for Western Canada for Ericson from September, 1998 to March, 2000. Ericson is a manufacturer of telecommunication products. Prior to that he was self-employed as a telecommunications consultant with his own company, Baillie & Associates, Inc. (September, 1996 to September, 1998). He was the Vice President of Marketing and Sales for Westel Telecommunications (October, 1995 to September,
1996) where he directed the marketing department, the major account sales group and commercial sales teams throughout the province of British Columbia. Prior to that Mr. Baillie was the Vice President Sales for Western Canada of Unitel Communications Inc. (1991 to 1995) and the Executive Director of Carrier
Relations for AT&T Canada (1991). Mr. Baillie was also a Director, Major Accounts, Western Canada for Northern Telecom Canada Ltd. (1989 to 1991), General Manager, Sales, Western Canada for C.N.C.P. Telecommunications (1988 to
1989), Executive Director, Canadian Government and Offshore Sales for Microtel Ltd. (1983 to 1988) and Marketing Manager and Global Project Manager for Northern Telecom Canada Ltd. (1977 to 1983).

Grayson  Hand

Mr. Hand has over 25 years of senior management and executive business experience. He has acted as a director of Global Technologies Inc., Medical Polymers Technologies Inc., Tanisys Technology Inc. and Leigh Resources Ltd., each of which is a Canadian publicly traded company. Mr. Hand is currently a director of Adventure Minerals Inc., a company whose common shares are registered under the Securities Exchange Act of 1934.

Raymond  Mol

Mr. Mol was a director of the Company between November 14, 1996 and March 15, 2000, and acted as the Chief Operating Officer until June 20, 1998. Mr. Mol has over 20 years' experience in the teleconstrution industry, and has taken courses through the American Management Association in project management, inventory control, strategic planning, financial marketing and costing control. Mr. Mol was a promoter for CallDirect Capital Corp. between January and October, 1996, and was CFO and founding partner of Lifestart Multimedia from April, 1993 to October , 1995. Mr. Mol is currently acts as a director of CallDirect Capital Corp., a publicly held company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF DIRECTORS AS SET FORTH IN PROPOSAL TWO.

MEETINGS  AND  COMMITTEES  OF  THE  BOARD  OF  DIRECTORS

During the fiscal year ended February 29, 2000, the Board of Directors held four
(4) meetings. All of the directors serving on the Board of Directors at the time of each of those meetings attended the meetings. Most of the Board of Directors' actions are conducted by written consent resolution after the directors have discussed the proposed action to be taken by the Board.

For the year ended February 29, 2000, the Board of Directors had one standing committee, the Audit Committee.

The Board of Directors maintains an Audit Committee. During the year ended February 29, 2000, the Audit Committee was composed of Mel Baillie and Raymond Mol. The function of the Audit Committee is to review and approve the scope of audit procedures employed by the Company's independent auditors, to review the results of the auditor's examination, the scope of audits, the auditor's opinions on the adequacy of internal controls and quality of financial reporting, and the Company's accounting and reporting principles, policies and practices, as well as the Company's accounting, financial and operating controls. The Audit Committee also reports to the Board of Directors with respect to such matters and recommends the selection of independent auditors. The Audit Committee met two (2) times during the financial year ended February 28, 1999 but did not meet during the financial year ended February 29, 2000.

BOARD  REPORT  ON  EXECUTIVE  COMPENSATION

The Board of Directors did not, during the fiscal year ended February 29, 2000, have a compensation or similar committee. Accordingly, the full Board of Directors is responsible for determining and implementing the compensation policies of the Company.

The Board's executive compensation policies are designed to offer competitive compensation opportunities for all executives which are based on personal performances, individual initiative and achievement, as well as assisting the Company in attracting and retaining qualified executives. The Board also endorses the position that stock ownership by management and stock-based compensation arrangements are beneficial in aligning management's and stockholder's interests in the enhancement of stockholder value.

Compensation paid to the Company's executive officers generally consists of the following elements: base salary, annual bonus and a long-term compensation in the form of the issuance of Common Shares. Compensation levels for executive officers of the Company is determined by a consideration of each officer's initiative and contribution to overall corporate performance and the officer's managerial abilities and performance in any special projects that the officer may have undertaken. Competitive base salaries that reflect the individual's level of responsibility are important elements of the Company's executive compensation philosophy. Subjective considerations of individual performance are considered in establishing annual bonuses and other incentive compensation. In addition, the Board considers the Company's financial position and cash flow in making compensation decisions.

Dr. Sinclair's base salary, annual incentive compensation and long-term compensation are determined by the Board based upon the same factors as discussed above. The total compensation package of Dr. Sinclair is designed to be competitive while creating awards for short and long term performance in line with the financial interests of the shareholders. During the year ended February 29, 2000, the compensation package for Dr. Sinclair was consistent with this policy, and his base annual salary was $210,000. The Board agreed to increase his base annual salary to $300,000 in May, 1999.

COMPENSATION  OF  DIRECTORS

During the fiscal year ended February 29, 2000, the Company paid no cash compensation (including salaries, directors' fees, commissions, bonuses paid for services rendered in a previous year or any compensation other than stock option bonuses or Common Shares issued by the directors for services rendered) to the directors for services rendered as directors.

Directors are reimbursed for out-of-pocket expenses, including travel expenses and receive Common Shares as compensation for their services as directors of the Company and its subsidiaries. The number of Common Shares issued as compensation for the services of a director is determined by the Board of Directors. During the fiscal year ended February 29, 2000, the following directors were granted Common Shares and compensation for serving as directors of the Company or one of its subsidiaries:

NAME                          NUMBER  OF  COMMON  SHARES
----------------------        --------------------------
Dr.  Dennis  Sinclair                       Nil
Mel  Baillie                                Nil
Raymond  Mol                                100,000(1)

(1) Raymond Mol received 100,000 Common Shares on January 24, 2000, for services as a director of one of the Company's subsidiaries, Preferred Telemanagement Inc.

EXECUTIVE  COMPENSATION

Employment  Agreements  and  Change  of  Control  Agreements
------------------------------------------------------------

Dr.  Dennis  Sinclair

The Company entered into an agreement with Dr. Sinclair on January 1, 2000 (the "Management Agreement"), pursuant to which Dr. Sinclair serves as a director, and the President and CEO of the Company. The Management Agreement continues until otherwise terminated in accordance with the terms of the Management Agreement. If the Company terminates the Management Agreement without cause, Dr. Sinclair must be given 24 months' prior written notice or an amount equal to 24 months' salary. If the Management Agreement is terminated for cause (as defined in the Management Agreement), Dr. Sinclair is not entitled to notice or payment in lieu of notice. The Management Agreement provides for an annual salary of $300,000, together with annual bonuses and various other benefits.

The Management Agreement contains provisions with respect to a "Change of Control" (as specifically defined in the Management Agreement). If a Change in Control occurs, Dr. Sinclair may, for a period of six (6) months following the date of the Change of Control, elect that the Change of Control is a termination of the Management Agreement, without cause, by the Company. In the event that

Dr. Sinclair makes this election, he is entitled to receive: (a) an additional severance payment of $600,000; and (b) 1,000,000 Common Shares. In the event that Dr. Sinclair does not elect to terminate the Management Agreement, it will continue in full force and effect in accordance with its terms.

Kevin  Wielgus

On  April  23,  1999,  the  Company  entered  into  an employment agreement (the
"Wielgus Agreement") with Kevin Wielgus, pursuant to which Mr. Wielgus is currently employed as a Vice President of the VirtualSellers.com division of the Company. The Wielgus Agreement continues until it is otherwise terminated. The Wielgus Agreement may be terminated with or without cause by either party with ninety (90) days' written notice. If the Company terminates the Wielgus Agreement without cause, Mr. Wielgus is entitled to payment of a termination allowance equivalent to 1.5 months of the base monthly salary payable to Mr. Wielgus (currently $10,000). If the Wielgus Agreement is terminated for cause, Mr. Wielgus is not entitled to notice or payment in lieu of notice. Mr. Wielgus' annual salary pursuant to the Wielgus Agreement is currently $120,000. The Wielgus Agreement also provides for a signing bonus, a performance bonus (which is dependent upon Mr. Wielgus attaining certain performance criteria) and various other benefits.

Cary  Berman

On May 10, 1997, the Company entered into an employment agreement (the "Berman Employment Agreement") with Cary Berman, pursuant to which Mr. Berman served as the Vice President of Business Development, at an annual salary (at the time of its termination) of $75,000. The Berman Employment Agreement was terminated by the Company on August 15, 1999.

EXECUTIVE  COMPENSATION

SUMMARY  OF  COMPENSATION  OF  EXECUTIVE  OFFICERS

The following table summarizes the compensation the Company paid for the fiscal years ended February 29, 2000, February 28, 1999 and February 28, 1998 to the Chief Executive Officer and the other most highly compensated executive officers who received a total annual salary (including bonus) in excess of $100,000. All numbers in United States dollars unless otherwise noted.


SUMMARY COMPENSATION TABLE


                                                                                                LONG TERM            PAY-
                                                           ANNUAL COMPENSATION                COMPENSATION(1)        OUTS
                                                           -------------------                ----------------    ----------
                                                                                          SECURITIES
                                                                                OTHER       UNDER     RESTRICTED
                                                                                ANNUAL      OPTIONS/  SHARES OR      LTIP
NAME AND PRINCIPAL                                                              COMPEN-     SAR'S     RESTRICTED     PAY-
POSITION                            YEAR               SALARY         BONUS     SATION(2)   GRANTED   SHARE UNITS    OUTS
---------------------------  -------------------  ----------------  ----------  ---------  ---------  -----------  ----------

Dr. Dennis Sinclair                         2000  $        285,000  N/A         N/A        Nil        N/A          N/A
President,          . . . .                 1999  $        210,000  N/A         N/A        Nil        N/A          N/A
CEO and Director. . . . . .                 1998  $        210,000  N/A         N/A        Nil        N/A          N/A

Raymond Mol(7). . . . . . .                 2000               N/A  N/A         N/A        Nil        N/A          N/A
Former Director, Former . .                 1999               N/A  N/A         N/A        Nil        N/A          N/A
COO . . . . . . . . . . . .                 1998  $         43,500  N/A         N/A        Nil        N/A          N/A

Cary Berman(9)
Former Secretary and. . . .                 2000  $         53,125  N/A         N/A        Nil        N/A          N/A
Former VP Corporate . . . .                 1999  $         75,000  N/A         N/A        Nil        N/A          N/A
Development . . . . . . . .                 1998  $         75,000  N/A         N/A        Nil        N/A          N/A

Kevin Wielgus(10)                           2000  $         80,000  N/A         N/A        Nil        N/A          N/A
Secretary         . . . . .                 1999               Nil  N/A         N/A        Nil        N/A          N/A
          . . . . . . . . .                 1998               Nil  N/A         N/A        Nil        N/A          N/A
---------------------------  -------------------  ----------------  ----------  ---------  ---------  -----------  ----------


SUMMARY COMPENSATION TABLE


                                ALL OTHER
NAME AND PRINCIPAL              COMPEN-
POSITION                        SATION
---------------------------  ------------


Dr. Dennis Sinclair          $ 150,000(4)
President,          . . . .  $       Nil
CEO and Director. . . . . .  $ 425,000(3)

Raymond Mol(7)               $  95,500(5)
Former Director, Former . .          Nil
COO . . . . . . . . . . . .  $  32,000(6)

Cary Berman(9)               $  50,000(8)
Former Secretary and. . . .  $  93,500(8)
Former VP Corporate . . . .  $   6,000(8)
Development . . . . .

Kevin Wielgus(10) . . . . .  $ 125,000(11)
Secretary . . . . . . . . .  N/A
                             N/A


(1)     Other than indicated below or otherwise in this Proxy Statement, the Company has not granted any restricted shares or restricted  share  units,  stock  appreciation rights or long term incentive plan payouts to the named officers and directors during  the  fiscal  years  indicated.

(2)     The  value  of  perquisites and other personal benefits, securities and property for the named officers and directors that  do  not  exceed  the  lesser  of  $50,000  or 10% of the total of the annual salary and bonus, are not reported herein.

(3)     Dr.  Dennis Sinclair received 2,500,000 Common Shares valued at $425,000 as part of his compensation as President and
CEO  for  the  period  ended  February  28,  1998.

(4)     Dr.  Dennis Sinclair received 1,500,000 Common Shares valued at $150,000 as a bonus for his services as President and
CEO  of  the  Company.  for  the  period  ending  February  29,  2000.

(5)     Raymond  Mol received the following Common Shares as part of his compensation for the period ended February 29, 2000:

       (a)     350,000  Common  Shares  valued at $45,500, as bonus for his assistance with co-ordinating a private placement on the Company's  behalf  in  December,  1999;  and

       (b)     500,000 Common Shares valued at $50,000 for his services in completing the acquisition of the assets and undertakings of  CallDirect  Enterprises  Inc.

(6)     Raymond Mol received 800,000 Common Shares valued at $32,000 as part of his compensation for services as COO, for the period  ended  February  28,  1998.

(7)     Raymond  Mol  resigned  as  COO  on  June  30, 1998, and continued as a director of the Company until March 15, 2000.
Raymond  Mol,  although  not  an  official  employee,  was  a  de  facto  executive  officer  and  employee  of  the Company.

(8)     Cary  Berman  received  150,000 Common Shares valued at $6,000 as part of his compensation as Vice-President, CFO and
Corporate  Secretary  for  the  period  ended February 28, 1998, 900,000 Common Shares valued at $93,500 for the period ended
February  28,  1999,  and  500,000  Common  Shares  valued  at  $50,000  for  the  period  ended  February  29,  2000.

(9)     Cary  Berman's  position  as  Secretary  and  Vice President - Corporate Development was terminated by the Company on
August  15,  1999.

(10)     Kevin  Wielgus  was  appointed  Secretary  of  the  Company  on  January  31,  2000.

(11)     Kevin  Wielgus  received  a  signing  bonus  of  1,250,000  Common  Shares valued at $125,000 in connection with the execution  of  the  Wielgus  Agreement.

STOCK  PERFORMANCE  GRAPH

The graph set forth below compares the cumulative total shareholder return on the Company's Common Shares between February 28, 1995 and February 29, 2000 with the cumulative return of (i) the Russell 2000 index and (ii) Standard and Poors MidCap index, over the same period. This graph assumes the investment of $100 on February 28, 1995 in the Company's Common Shares, the Russell 2000 index and Standard and Poors MidCap index, and assumes the reinvestment of dividends, if any.

The Comparisons shown in the graph below are based upon historical data. The Company cautions that the share price performance shown in the graph below is not indicative of, nor intended to forecast, the potential future performance of the Company's Common Shares. Information used in the graph was obtained from Bloomberg, a source believed to be reliable, but the Company is not responsible for any errors or omissions in such information.



                               [GRAPHIC  OMITED]



                          02/28/95  02/28/96  02/28/97   02/28/98  02/28/99  02/29/00
                          --------  --------  ---------  --------  --------  --------

VirtualSellers.com, Inc.       100     19.70     N/A(1)      3.15     22.88    134.85
                          --------  --------  ---------  --------  --------  --------
Russell 2000 . . . . . .       100    126.77     140.33    180.00    152.87    225.16
                          --------  --------  ---------  --------  --------  --------
S&P MidCap . . . . . . .       100    129.61     146.12    196.82    198.55    257.02
------------------------  --------  --------  ---------  --------  --------  --------


(1)  Prior  to October 1996, the Company's Common Shares were traded on the Vancouver
Stock  Exchange  and  The NASDAQ National Market System.  The Company's Common Shares
were  delisted  from  both  of those trading systems in October and November of 1996.
The  Company's  Common  Shares  commenced  trading  on  the  National  Association of
Securities  Dealer  Inc.'s  Over-the-Counter  Bulletin  Board.  Shortly  before  the
Company's  were  quoted  on  the  Over-the-Counter  Bulletin  Board,  the  Company's
management  was  replaced  with  its  current  management.

SECURITY  OWNERSHIP  OF  CERTAIN
BENEFICIAL  OWNERS  AND  MANAGEMENT

Security  Ownership  of  Certain  Beneficial  Owners
----------------------------------------------------

The follow table sets forth information as to the beneficial ownership of Common Shares as of June 23, 2000, for each of the persons are known to the Company to be the beneficial owner of more than five percent (5%) of the Company's Common
Shares:


NAME AND ADDRESS OF       AMOUNT AND NATURE OF  PERCENT OF
BENEFICIAL OWNER          BENEFICIAL OWNERSHIP   CLASS(1)
------------------------  --------------------  -----------

Dr. Dennis Sinclair
194 North Harbour Drive
Suite 903
Chicago, Illinois 60601.             7,730,000        6.08%
                          --------------------  -----------
Cede & Co.
P.O. Box 20
Bowling Green Stn.,
New York, NY 10274 . . .            77,843,741       61.23%
------------------------  --------------------  -----------
CDS & Co.
25 The Esplanade,
P.O. Box 1038, Station A
Toronto, Ontario M5W 1G5             9,041,393        7.11%
========================  ====================  ===========


(1) Based on 127,131,127 Common Shares issued and outstanding on June 23, 2000. The information for the above table was derived from a registered shareholders list as provided by the transfer agent on June 23, 2000. Note that the Company did not receive any Schedule 13D or 13G during the fiscal year.

Security  Ownership  of  Management
-----------------------------------
The follow table sets forth information as to the beneficial ownership of Common Shares as of June 23, 2000, for each of the directors and Named Executive Officers, and for all directors and executive officers as a group:




                                   AMOUNT AND NATURE OF  PERCENT OF
NAME OF BENEFICIAL OWNER           BENEFICIAL OWNERSHIP   CLASS(1)

Dr. Dennis Sinclair . . . . . . .             7,730,000        6.08%
                                   --------------------  -----------
Mel Baillie . . . . . . . . . . .                   Nil          N/A
---------------------------------  --------------------  -----------
Grayson Hand. . . . . . . . . . .                   Nil          N/A
                                   --------------------  -----------
Greg Burnett. . . . . . . . . . .                   Nil          N/A
                                   --------------------  -----------
Kevin Wielgus . . . . . . . . . .             1,119,000        0.88%
                                   --------------------  -----------
Directors and Officers as a Group             8,849,000        6.96%
=================================  ====================  ===========


(1)     Based  on  127,131,127  Common Shares issued and outstanding on June 23,
2000.

PROPOSAL  THREE  -  2000  STOCK  OPTION  PLAN

On January 24, 2000, the Board of Directors of the Company adopted the Company's 2000 Stock Option Plan (the "2000 Plan") and directed that it be presented to the shareholders for their approval and adoption. Shareholders will be asked to consider and approve the adoption of the 2000 Plan. The following is a general description of certain features of the 2000 Plan.

Purpose  of  the  2000  Stock  Option  Plan/Material  Features
--------------------------------------------------------------

The 2000 Plan provides for the granting to the Company's directors, officers, full-time employees and consultants of stock options to purchase up to 5,000,000 Common Shares. The purpose of the 2000 Plan is to ensure that the Company retains the services of valued key directors, officers, employees and consultants, and to encourage such people to acquire a greater proprietary interest in the Company, thereby strengthening their incentive to achieve the objectives of the shareholders of the Company. The 2000 Plan also serves as an aid and inducement in the attracting and hiring of new directors, officers, employees and consultants as needed.

Plan  Administrator
-------------------

The 2000 Plan will initially be administered by the Board of Directors of the Company, except that the Board may, at its discretion, establish a committee comprised of two (2) or more members of the Board or two (2) or more other persons to administer the 2000 Plan.

Eligible  Participants
----------------------

Incentive stock options (those stock options that qualify under Section 422 of the Internal Revenue Code of 1986 ("the "Code")) may be granted to any individual who is, at the time of the grant, an employee of the Company or its subsidiaries. Non-qualified stock options (those options that do not qualify under Section 422 of the Code) may be granted to employees and other people, including directors and officers of the Company or its subsidiaries.

Material  Terms  of  Stock  Options  Granted  Pursuant  to  the  2000  Plan
---------------------------------------------------------------------------

No stock options have been granted pursuant to the 2000 Plan. Any stock options granted pursuant to the 2000 Plan will be evidenced by a written agreement (a "Stock Option Agreement"), each of which will be approved by the Plan Administrator. Each Stock Option Agreement will state, among other things, the following:

1. the number of Common Shares which can be acquired on exercise of the Stock Option;

2.     the  date  of  grant  and  expiry  of  the  stock  option;

3.     the  exercise  price  of  the  stock  option;  and

4.     the  vesting  schedule  of  the  stock  options,  if  any.

Maximum  Issuance  of  Stock  Options
-------------------------------------

Any one person will not be granted stock options to acquire more than 5% of the issued and outstanding Common Shares of the Company.

Duration  and  Expiry  of  Stock  Options
-----------------------------------------

Stock options granted under the 2000 Plan will expire on the dates determined by the Plan Administrator but shall expire on a date which is not later than ten
(10) years from the date of grant of the stock option. Stock options granted to a greater-than-ten-percent shareholder of the Company shall expire on a date which is not later than five (5) years from the date of grant.

Vesting  of  Options  and  Determination  of  Exercise  Price
-------------------------------------------------------------

The Plan Administrator may determine the time during which any stock options may vest and the method of vesting of such stock options. The Plan Administrator shall act in good faith to establish the exercise price in accordance with all applicable laws, provided that:

1. the per share exercise price for an incentive stock option will not be less than the fair market value per Common Share at the date of grant;

2. with respect to incentive stock options granted to greater-than-ten percent shareholders of the Company, the exercise price per share will not be less than one hundred ten percent (110%) of the fair market value per Common Share at the date of grant;

3. the per share exercise price for non-qualified stock options will be the price established by the Plan Administrator acting in good faith; and

4. options granted in substitution for outstanding options of another corporation in connection with the merger, consolidation, acquisition of property or stock or other reorganization involving such other corporation and the Company or any subsidiary of the Company may be granted with an exercise price equal to the exercise price for the substituted option of the other corporation, subject to any adjustment consistent with the terms of the transaction pursuant to which the substitution is to occur.

Termination  of  Options
------------------------

Unless otherwise determined by the Plan Administrator, a stock option will terminate (among the other ways in which it may be terminated as set forth in the 2000 Plan) upon the occurrence of the first of the following events:

1.     the  expiration  of  the  stock  option;

2. the date of an optionee's termination of employment or contractual relationship with the Company for cause (as determined by the Plan Administrator acting reasonably);

3. the expiration of three (3) months from the date of an optionee's termination of employment or contractual relationship with the Company for any reason whatsoever other than cause, death or disability;

4. the expiration of one year (1) from termination of an optionee's employment or contractual relationship by reason of death or disability; or

5. three (3) months from the date the optionee ceases to serve as a director of the Company, if applicable.

Transferability  of  Options
----------------------------

Stock options granted under the 2000 Plan are non-transferable other than by will or by applicable laws of descent and distribution.

Exercise  of  Options
---------------------

Stock options are exercisable in full or in part, at any time after vesting, until termination of the stock option.

Federal  Tax  Consequences
--------------------------

Non-Qualified  Stock  Options

The grant of non-qualified stock options under the 2000 Plan will not result in the recognition of any taxable income by the optionee. An optionee will recognize ordinary income on the date of exercise of the non-qualified stock option equal to the excess, if any, of (1) the fair market value of the Common Shares acquired as of the exercise date, over (2) the exercise price. The tax basis of these Common Shares for purposes of a subsequent sale includes the non-qualified option price paid and the ordinary income reported on exercise of the non-qualified stock option. The income reportable on exercise of a non-qualified stock option is subject to federal income and employment tax withholding. Generally, the Company will be entitled to a deduction for its taxable year within which the optionee recognizes compensation income in the amount reportable as income by the optionee on the exercise of a non-qualified stock option.

Incentive  Stock  Options  (qualified  under  Section  422  of  the  Code)
In general, an optionee will not recognize taxable income upon the grant or exercise of an incentive stock option. However, upon the exercise of an incentive stock option, the excess of the fair market value on the date of exercise of the Common Shares received over the exercise price of the stock option is treated as an item of adjustment for the purpose of calculating alternative minimum taxable income.

If the optionee has held the Common Shares acquired upon exercise of an incentive stock option for at least two years after the date of grant, and for at least one year after the date of exercise, upon disposition of the Common Shares by the optionee, the difference (if any) between the sales price of the Common Shares and the exercise price of the stock option is treated as long-term capital gain or loss. If the optionee does not satisfy these incentive stock option holding period requirements, the optionee will recognize ordinary income at the time of the disposition of the Common Shares, generally in an amount equal to the excess of the fair market value of the Common Shares at the time the stock option was exercised over the exercise price of the stock option. The balance of the gain realized (if any) will be long-term or short-term capital gain, depending on the holding period. If the optionee sells the Common Shares prior to the satisfaction of the incentive stock option holding period requirements, but at a price below the fair market value of the Common Shares at the time the stock option was exercised, the amount of ordinary income is limited to the amount realized on the sale over the exercise price of the stock option.

In order for the exercise of an incentive stock option to qualify for the foregoing tax treatment, the optionee generally must be an employee (within the meaning of section 422 of the Code) of the Company or one of its subsidiaries from the date the incentive stock option is granted through the date three months before the date of exercise (one year before the date of exercise in the case of an optionee who is terminated due to disability).

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL AND ADOPTION OF THE COMPANY'S 2000 STOCK OPTION PLAN.

PROPOSAL  FOUR  -  APPOINTMENT  OF  AUDITOR

KPMG LLP, of Vancouver, British Columbia, has been selected by the Board of Directors to serve as the Company's independent public accountants for the fiscal year ending February 29, 2001, as they have served for the past 6 years. It is proposed that the remuneration to be paid to the auditor of the Company be fixed by the Board of Directors.

A representative of KPMG LLP is not expected to be present at the Annual Meeting, nor is a representative of KPMG LLP expected to make a statement. In the event that a representative of the Company's auditors is present at the Annual Meeting, he/she will have an opportunity to make a statement if he/she so desires, and will be available to respond to appropriate questions.

Adoption of Proposal Four requires approval by the holders of a majority of the Common Shares present in person or represented by Proxy, and entitled to vote at the Annual Meeting. Abstentions may be specified on this proposal to ratify the selection of the independent auditors. Abstentions will be considered present and entitled to vote at the annual meeting but will not be counted as votes cast in the affirmative. Abstentions will have the effect of a negative vote for this proposal to ratify the selection of the independent auditors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING FEBRUARY 28, 2001.

INCLUSION  OF  FUTURE  SHAREHOLDER  PROPOSALS  IN  PROXY  MATERIALS

All proposals of shareholders intended to be presented at the annual meeting of shareholders for the year ended February 28, 2001 (the "2001 Annual Meeting") must be received by the Company, addressed to the Secretary of the Company, Suite 1000, 120 North LaSalle Street, Chicago, Illinois, 60602, not later than January 30, 2001, for inclusion in the Company's Proxy Statement and form of

Proxy relating to the 2001 Annual Meeting. Upon timely receipt of such proposal, the Company will determine whether or not to include such proposal in the Proxy statement and Proxy in accordance with applicable regulations and provisions governing the solicitation of Proxies. All such proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934.

Any shareholders of Common Shares of the Company wishing to bring business before the 2001 Annual Meeting in a form other than a shareholder proposal in accordance with the preceding paragraph must give written notice that is received by the Company, addressed to the Secretary of the Company, Suite 1000, 120 North LaSalle Street, Chicago, Illinois, 60602, not later than February 28, 2001. In order for a shareholder to bring other business before an annual meeting of shareholders, timely notice must be given to and received by the Company within the time limits described. Such notice must include a description of the proposed business (which must otherwise be a proper subject for action by the shareholders), the reasons therefor, and other matters. The Board of Directors or the presiding officer at the meeting may reject any such proposals that are not made in accordance with these procedures or that are not a proper subject for shareholder action in accordance with applicable law. The Articles of Incorporation and bylaws set forth specific requirements and limitations applicable to nominations and proposals at special meetings of shareholders.

A shareholder who wishes to present a proposal must be a shareholder of the Company who was a shareholder of record both at the time of giving the notice and at the time of the 2001 Annual Meeting and who is entitled to vote at the 2001 Annual Meeting. Any such notice must be given to the Secretary of the Company, whose address is Suite 1000, 120 North LaSalle Street, Chicago,
Illinois 60602. Any shareholder desiring a copy of the Articles of Incorporation or Bylaws will be furnished a copy without charge upon written request to the Secretary. The time limits described above also apply in determining whether notice is timely for purposes of Rule 14a-4(c)(1) under the Securities Exchange Act of 1934, relating to discretionary voting authority, and are separate from and in addition to the Securities and Exchange Commission's requirements that a shareholder must meet to have a proposal included in the Company's Proxy Statement for the annual meeting.

CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

Dr. Dennis Sinclair, a director and the President and CEO of the Company, is the principal and sole shareholder of Concept 10 Incorporated ("Concept 10"). The Company entered into an Agency Agreement with Concept 10, dated October 25, 1999, pursuant to which Concept 10 agreed to assist the Company in offering and selling up to 15,384,615 Common Shares in the capital of the Company (at a price of $0.13 per share) pursuant to a private placement, for total gross proceeds of up to $2,000,000. The Company agreed to pay Concept 10 a finder's fee in connection with the Agency Agreement.

On February 25, 2000, the Company entered into a further Agency Agreement with Concept 10, pursuant to which Concept 10 agreed to assist the Company in offering and selling up to 1,693,324 Common Shares in the capital of the Company (at a price of $2.50 per share) pursuant to a private placement, for total gross proceeds of up to $4,233,350. Pursuant to the terms of the February 25, 2000 Agency Agreement, in addition to a finder's fee, Concept 10 is entitled to receive 200,000 share purchase warrants entitling Concept 10 to purchase up to 200,000 Common Shares in the capital of the Company at a price of $2.50 per share for a period of two (2) years from the closing of the private placement.

During the year ended February 29, 2000, the Company paid a total finders fee of $267,000 to Concept 10 in conjunction with the above-noted private placements and Agency Agreements.

SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than 10% of the Company's Common Shares to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of Common Shares and other equity securities of the Company, on Form 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by Commission regulations to furnish the Company with copies of all Section 16(a) reports they file.

To the best of the Company's knowledge, all executive officers, directors and greater than 10% shareholders filed the required reports in a timely manner, with the exception of the following:




                  NUMBER OF    NUMBER OF TRANSACTIONS NOT  FAILURE TO FILE
NAME             LATE REPORTS  REPORTED ON A TIMELY BASIS  REQUESTED FORMS
---------------  ------------  --------------------------  ---------------

Dennis Sinclair             2                           4  Nil
                 ------------  --------------------------  ---------------
Mel Baillie . .             1                           9  Nil
                 ------------  --------------------------  ---------------
Raymond Mol . .             1                          40  Nil
                 ------------  --------------------------  ---------------
Grayson Hand. .             1                           1  Nil
                 ------------  --------------------------  ---------------
Greg Burnett. .             1                           1  Nil
                 ------------  --------------------------  ---------------
Kevin Wielgus .             1                           1  Nil
---------------  ------------  --------------------------  ---------------


ANNUAL  REPORT  AND  FINANCIAL  STATEMENTS

Attention is directed to the financial statements contained in the Company's Annual Report for the year ended February 29, 2000. A copy of the Annual Report has been sent, or is concurrently being sent, to all shareholders of record as of June 23, 2000.

AVAILABILITY  OF  FORM  10-K

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED FEBRUARY 29, 2000 AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES, BUT WITHOUT EXHIBITS, WILL BE PROVIDED WITHOUT CHARGE TO ANY SHAREHOLDER OR BENEFICIAL OWNER OF THE COMPANY'S COMMON SHARES UPON WRITTEN REQUEST TO KEVIN WIELGUS, SECRETARY OF THE COMPANY, AT SUITE 1000, 120 NORTH LASALLE STREET, CHICAGO, ILLINOIS 60602.

OTHER  MATTERS  TO  COME  BEFORE  THE  MEETING

In addition to the matters to be voted upon by the shareholders of the Company's Common Shares, the Company will receive and consider both the Report of the Directors to the Shareholders, and the financial statements of the Company for the years ended February 29, 2000, February 28, 1999 and February 28, 1998, together with the auditors report thereon. These matters do not require shareholder approval, and therefore shareholders will not be required to vote upon these matters.

Except for the above-noted matters, the Board of Directors does not intend to bring any other matters before the meeting and does not know of any matters which will be brought before the meeting by others. If other matters properly come before the meeting, it is the intention of the persons named in the solicited Proxy to vote the Proxy on such matters in accordance with their good judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS ARE URGED TO VOTE, DATE, SIGN AND RETURN THE ENCLOSED PROXY.

     By  Order  of  the  Board  of  Directors

     /s/ Dennis  Sinclair

     Dennis  Sinclair
     President  and  CEO

DATED:  JUNE  26,  2000

PROXY                                                          PROXY

                            VIRTUALSELLERS.COM, INC.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 4, 2000

The undersigned hereby appoints Dr. Dennis Sinclair and Mel Baillie or either of them, the attorneys and proxies of the undersigned, with full power of substitution, for and in the name of the undersigned to represent and vote the shares of the undersigned at the Annual Meeting of Shareholders of the Company be held at Suite 800 - 885 West Georgia Street, Vancouver, British Columbia, Canada V6C 3H1 on Friday, August 4, 2000 at 10:00 a.m. (Vancouver time) and at any adjournment or adjournments thereof.

UNLESS OTHERWISE MARKED, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1, "FOR" THE NOMINEES LISTED IN PROPOSAL 2, "FOR" PROPOSAL 3, AND "FOR" PROPOSAL 4.

THE UNDERSIGNED SHAREHOLDER HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT RELATING TO THE ANNUAL MEETING AND HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN. THE UNDERSIGNED SHAREHOLDER MAY REVOKE THIS PROXY AT ANY TIME BEFORE IT IS VOTED BY FILING WITH THE SECRETARY OF THE CORPORATION A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON.

PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. THE PROXY SHOULD BE RETURNED TO MONTREAL TRUST COMPANY OF CANADA, 4TH FLOOR, 510 BURRARD STREET, VANCOUVER, BRITISH COLUMBIA, CANADA, V6C 3B9

PLEASE  MARK  VOTE  IN  BOX  IN  THE  FOLLOWING  MANNER  USING  DARK
INK ONLY - [X]


                                            For     Against     Abstain
Proposal  1:  To  set  the  number
of  Directors  at  five  (5)                [ ]      [ ]          [ ]

                                           For     Withhold     For all Except
Proposal  2:  To  elect the four (4)
nominees below as directors to serve on the [ ]      [ ]          [ ]
Board  of  Directors,  each  for  a one (1)
year term and until their respective
successors  are  elected  and  qualified.                  INSTRUCTION:  TO
                                                           WITHHOLD  AUTHORITY
                                                           TO  VOTE  FOR  ANY
                                                           INDIVIDUAL NOMINEE,
                                                           WRITE THAT NOMINEE'S
                                                           NAME(S)  ON  THE
                                                           SPACE PROVIDED
                                                           BELOW:

                                                           --------------------
Nominees:  Dr. Dennis Sinclair, Mel Baillie,
Grayson Hand and Raymond Mol

                                            For     Against     Abstain
Proposal  3:  To  approve  the  Company's
2000  Stock  Option  Plan                   [ ]      [ ]          [ ]

                                            For     Against     Abstain
Proposal  4:  To  appoint  KPMG  LLP  as
independent auditors of the Corporation     [ ]      [ ]          [ ]

If you plan to attend the Annual Meeting in person, please indicate the number of shareholder(s) attending in the following space: ________________.

ALL SHARES PRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE IN THE ABOVE BALLOT UNLESS REVOKED. IN THEIR DISCRETION, THE PERSON'S NAMED ABOVE ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Dated:                                      Signature:
        -------------------------------                -------------------------

Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, trustee, administrator or guardian, please give full title as such if a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                            VIRTUALSELLERS.COM, INC.
                             2000 STOCK OPTION PLAN

     This 2000 Stock Option Plan (the "Plan") provides for the grant of options to acquire common shares (the "Common Shares") in the capital of Virtualsellers.com, Inc., a corporation formed under the federal laws of Canada (the "Corporation"). Stock options granted under this Plan that qualify under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), are referred to in this Plan as "Incentive Stock Options". Incentive Stock Options and stock options that do not qualify under Section 422 of the Code ("Non-Qualified Stock Options") granted under this Plan are referred to collectively as "Options".

1.     PURPOSE

1.1 The purpose of this Plan is to retain the services of valued key employees and consultants of the Corporation and such other persons as the Plan Administrator shall select in accordance with Section 3 below, and to encourage such persons to acquire a greater proprietary interest in the Corporation, thereby strengthening their incentive to achieve the objectives of the shareholders of the Corporation, and to serve as an aid and inducement in the hiring of new employees and to provide an equity incentive to consultants and other persons selected by the Plan Administrator.

1.2 This Plan shall at all times be subject to all legal requirements relating to the administration of stock option plans, if any, under applicable corporate laws, applicable United States federal and state securities laws, the Code, the rules of any applicable stock exchange or stock quotation system, and the rules of any foreign jurisdiction applicable to Options granted to residents therein (collectively, the "Applicable Laws").

2.     ADMINISTRATION

2.1 This Plan shall be administered initially by the Board of Directors of the Corporation (the "Board"), except that the Board may, in its discretion, establish a committee composed of two (2) or more members of the Board or two
(2) or more other persons to administer the Plan, which committee (the "Committee") may be an executive, compensation or other committee, including a separate committee especially created for this purpose. The Board or, if applicable, the Committee is referred to herein as the "Plan Administrator".

2.2 If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Board shall consider in selecting the Plan Administrator and the membership of any Committee, with respect to any persons subject or likely to become subject to Section 16 of the Exchange Act, the provisions regarding (a) "outside directors" as contemplated by Section 162(m) of the Code, and (b) "Non-Employee Directors" as contemplated by Rule 16b-3 under the Exchange Act.

2.3 The Committee shall have the powers and authority vested in the Board hereunder (including the power and authority to interpret any provision of the Plan or of any Option). The members of any such Committee shall serve at the pleasure of the Board. A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken by a written instrument signed by all of the members of the Committee and any action so taken shall be fully effective as if it had been taken at a meeting.

2.4 Subject to the provisions of this Plan and any Applicable Laws, and with a view to effecting its purpose, the Plan Administrator shall have sole authority, in its absolute discretion, to:

(a)     construe  and  interpret  this  Plan;

(b)     define  the  terms  used  in  the  Plan;

(c) prescribe, amend and rescind the rules and regulations relating to this Plan;

(d) correct any defect, supply any omission or reconcile any inconsistency in this Plan;

(e)     grant  Options  under  this  Plan;

(f) determine the individuals to whom Options shall be granted under this Plan and whether the Option is an Incentive Stock Option or a Non-Qualified Stock Option;

(g) determine the time or times at which Options shall be granted under this Plan;

(h) determine the number of Common Shares subject to each Option, the exercise price of each Option, the duration of each Option and the times at which each Option shall become exercisable;

(i)     determine  all  other  terms  and  conditions  of  the  Options;  and

(j) make all other determinations and interpretations necessary and advisable for the administration of the Plan.

2.5 All decisions, determinations and interpretations made by the Plan Administrator shall be binding and conclusive on all participants in the Plan and on their legal representatives, heirs and beneficiaries.

3.     ELIGIBILITY

3.1 Incentive Stock Options may be granted to any individual who, at the time the Option is granted, is an employee of the Corporation or any Related Corporation (as defined below) ("Employees").

3.2 Non-Qualified Stock Options may be granted to Employees and to such other persons, including directors and officers of the Corporation or any Related Corporation, who are not Employees as the Plan Administrator shall select, subject to any Applicable Laws.

3.3 Options may be granted in substitution for outstanding Options of another corporation in connection with the merger, consolidation, acquisition of property or stock or other reorganization between such other corporation and the Corporation or any subsidiary of the Corporation. Options also may be granted in exchange for outstanding Options.

3.4 Any person to whom an Option is granted under this Plan is referred to as an "Optionee". Any person who is the owner of an Option is referred to as a "Holder".

3.5 As used in this Plan, the term "Related Corporation" shall mean any corporation (other than the Corporation) that is a "Parent Corporation" of the Corporation or "Subsidiary Corporation" of the Corporation, as those terms are defined in Sections 424(e) and 424(f), respectively, of the Code (or any successor provisions) and the regulations thereunder (as amended from time to time).

4.     STOCK

4.1 The Plan Administrator is authorized to grant Options to acquire up to a total of 5,000,000 Common Shares. The number of Common Shares with respect to which Options may be granted hereunder is subject to adjustment as set forth in
Section 5.1(m) hereof. In the event that any outstanding Option expires or is terminated for any reason, the Common Shares allocable to the unexercised portion of such Option may again be subject to an Option granted to the same Optionee or to a different person eligible under Section 3 of this Plan; provided however, that any cancelled Options will be counted against the maximum number of shares with respect to which Options may be granted to any particular person as set forth in Section 3 hereof.

5.     TERMS  AND  CONDITIONS  OF  OPTIONS

5.1 Each Option granted under this Plan shall be evidenced by a written agreement approved by the Plan Administrator (each, an "Agreement"). Agreements may contain such provisions, not inconsistent with this Plan or any Applicable Laws, as the Plan Administrator in its discretion may deem advisable. All
Options  also  shall  comply  with  the  following  requirements:

(a)     Number  of  Shares  and  Type  of  Option

Each Agreement shall state the number of Common Shares to which it pertains and whether the Option is intended to be an Incentive Stock Option or a Non-Qualified Stock Option; provided that:

(i) the number of Common Shares that may be reserved pursuant to the exercise of Options granted to any person shall not exceed 5% of the issued and outstanding Common Shares of the Corporation;

(ii) in the absence of action to the contrary by the Plan Administrator in connection with the grant of an Option, all Options shall be Non-Qualified Stock Options;

(iii) the aggregate fair market value (determined at the Date of Grant, as defined below) of the Common Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (granted under this Plan and all other Incentive Stock Option plans of the Corporation, a Related Corporation or a predecessor corporation) shall not exceed U.S.$100,000, or such other limit as may be prescribed by the Code as it may be amended from time to time (the "Annual Limit"); and

(iv) any portion of an Option which exceeds the Annual Limit shall not be void but rather shall be a Non-Qualified Stock Option.

(b)     Date  of  Grant

Each Agreement shall state the date the Plan Administrator has deemed to be the effective date of the Option for purposes of this Plan (the "Date of Grant").

(c)     Option  Price

Each Agreement shall state the price per Common Share at which it is exercisable. The Plan Administrator shall act in good faith to establish the exercise price in accordance with Applicable Laws; provided that:

(i) the per share exercise price for an Incentive Stock Option or any Option granted to a "covered employee" as such term is defined for purposes of Section 162(m) of the Code shall not be less than the fair market value per Common Share at the Date of Grant as determined by the Plan Administrator in good faith;

(ii) with respect to Incentive Stock Options granted to greater-than-ten percent (>10%) shareholders of the Corporation (as determined with reference to Section 424(d) of the Code), the exercise price per share shall not be less than one hundred ten percent (110%) of the fair market value per Common Share at the Date of Grant as determined by the Plan Administrator in good faith; and

(iii) Options granted in substitution for outstanding options of another corporation in connection with the merger, consolidation, acquisition of property or stock or other reorganization involving such other corporation and the Corporation or any subsidiary of the Corporation may be granted with an exercise price equal to the exercise price for the substituted option of the other corporation, subject to any adjustment consistent with the terms of the transaction pursuant to which the substitution is to occur.

(d)     Duration  of  Options

At the time of the grant of the Option, the Plan Administrator shall designate, subject to Section 5.1(g) below, the expiration date of the Option, which date shall not be later than ten (10) years from the Date of Grant; provided, that the expiration date of any Incentive Stock Option granted to a greater-than-ten percent (>10%) shareholder of the Corporation (as determined with reference to Section 424(d) of the Code) shall not be later than five (5) years from the Date of Grant. In the absence of action to the contrary by the Plan Administrator in connection with the grant of a particular Option, and except in the case of Incentive Stock Options as described above, all Options granted under this
Section  5  shall  expire  ten  (10)  years  from  the  Date  of  Grant.

(e)     Vesting  Schedule

No Option shall be exercisable until it has vested. The vesting schedule for each Option shall be specified by the Plan Administrator at the time of grant of the Option prior to the provision of services with respect to which such Option is granted; provided, that if no vesting schedule is specified at the time of grant, the Option shall vest according to the following schedule:

                 NUMBER OF YEARS              PERCENTAGE OF TOTAL
              FOLLOWING DATE OF GRANT           OPTION VESTED
                    -----------------------     -------------
                        One                         25%
                        Two                         50%
                        Three                       75%
                        Four                        100%

The Plan Administrator may specify a vesting schedule for all or any portion of an Option based on the achievement of performance objectives established in advance of the commencement by the Optionee of services related to the achievement of the performance objectives. Performance objectives shall be expressed in terms of objective criteria, including but not limited to, one or more of the following: return on equity, return on assets, share price, market share, sales, earnings per share, costs, net earnings, net worth, inventories, cash and cash equivalents, gross margin or the Corporation's performance relative to its internal business plan. Performance objectives may be in respect of the performance of the Corporation as a whole (whether on a consolidated or unconsolidated basis), a Related Corporation, or a subdivision, operating unit, product or product line of either of the foregoing. Performance objectives may be absolute or relative and may be expressed in terms of a progression or a range. An Option that is exercisable (in full or in part) upon the achievement of one or more performance objectives may be exercised only following written notice to the Optionee and the Corporation by the Plan Administrator that the performance objective has been achieved.

(f)     Acceleration  of  Vesting

The vesting of one or more outstanding Options may be accelerated by the Plan Administrator at such times and in such amounts as it shall determine in its sole discretion.

(g)     Term  of  Option

(i) Vested Options shall terminate, to the extent not previously exercised, upon the occurrence of the first of the following events:

A. the expiration of the Option, as designated by the Plan Administrator in accordance with Section 5.1(d) above;

B. the date of an Optionee's termination of employment or contractual relationship with the Corporation or any Related Corporation for cause (as determined by the Plan Administrator, acting reasonably);

C. the expiration of three (3) months from the date of an Optionee's termination of employment or contractual relationship with the Corporation or any Related Corporation for any reason whatsoever other than cause, death or Disability (as defined below) unless, in the case of a Non-Qualified Stock Option, the exercise period is extended by the Plan Administrator until a date not later than the expiration date of the Option; or

D. the expiration of one year (1) from termination of an Optionee's employment or contractual relationship by reason of death or Disability (as defined below) unless, in the case of a Non-Qualified Stock Option, the exercise period is extended by the Plan Administrator until a date not later than the expiration date of the Option.

(ii) Notwithstanding Section 5.1(g)(i) above, any vested Options which have been granted to the Optionee in the Optionee's capacity as a director of the Corporation or any Related Corporation shall terminate upon the occurrence of the first of the following events:

A.     the  event  specified  in  Section  5.1(g)(i)A  above;

B.     the  event  specified  in  Section  5.1(g)(i)D  above;  and

C. the expiration of three (3) months from the date the Optionee ceases to serve as a director of the Corporation or Related Corporation, as the case may be.

(iii) Upon the death of an Optionee, any vested Options held by the Optionee shall be exercisable only by the person or persons to whom such Optionee's rights under such Option shall pass by the Optionee's will or by the laws of descent and distribution of the Optionee's domicile at the time of death and only until such Options terminate as provided above.

(iv) For purposes of the Plan, unless otherwise defined in the Agreement, "Disability" shall mean medically determinable physical or mental impairment which has lasted or can be expected to last for a continuous period of not less than twelve (12) months or that can be expected to result in death. The Plan Administrator shall determine whether an Optionee has incurred a Disability on the basis of medical evidence acceptable to the Plan Administrator. Upon making a determination of Disability, the Plan Administrator shall, for purposes of the Plan, determine the date of an Optionee's termination of employment or contractual relationship.

(v) Unless accelerated in accordance with Section 5.1(f) above, unvested Options shall terminate immediately upon termination of employment of the Optionee by the Corporation for any reason whatsoever, including death or Disability.

(vi) For purposes of this Plan, transfer of employment between or among the Corporation and/or any Related Corporation shall not be deemed to constitute a termination of employment with the Corporation or any Related Corporation. Employment shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Plan Administrator). The foregoing notwithstanding, employment shall not be deemed to continue beyond the first ninety (90) days of such leave, unless the Optionee's re-employment rights are guaranteed by statute or by contract.

(h)     Exercise  of  Options

(i) Options shall be exercisable, in full or in part, at any time after vesting, until termination. If less than all of the shares included in the vested portion of any Option are purchased, the remainder may be purchased at any subsequent time prior to the expiration of the Option term. Only whole shares may be issued pursuant to an Option, and to the extent that an Option covers less than one (1) share, it is unexercisable.

(ii) Options or portions thereof may be exercised by giving written notice to the Corporation, which notice shall specify the number of shares to be purchased, and be accompanied by payment in the amount of the aggregate exercise price for the Common Shares so purchased, which payment shall be in the form specified in Section 5.1(i) below. The Corporation shall not be obligated to issue, transfer or deliver a certificate representing Common Shares to the Holder of any Option, until provision has been made by the Holder, to the satisfaction of the Corporation, for the payment of the aggregate exercise price for all shares for which the Option shall have been exercised and for satisfaction of any tax withholding obligations associated with such exercise. During the lifetime of an Optionee, Options are exercisable only by the Optionee.

(i)     Payment  upon  Exercise  of  Option

Upon the exercise of any Option, the aggregate exercise price shall be paid to the Corporation in cash or by certified or cashier's check. In addition, if pre-approved in writing by the Plan Administrator who may arbitrarily withhold consent, the Holder may pay for all or any portion of the aggregate exercise price by complying with one or more of the following alternatives:

(i) by delivering to the Corporation Common Shares previously held by such Holder, or by the Corporation withholding Common Shares otherwise deliverable pursuant to exercise of the Option, which Common Shares received or withheld shall have a fair market value at the date of exercise (as determined by the Plan Administrator) equal to the aggregate exercise price to be paid by the Optionee upon such exercise;

(ii) by delivering a properly executed exercise notice together with irrevocable instructions to a broker promptly to sell or margin a sufficient portion of the shares and deliver directly to the Corporation the amount of sale or margin loan proceeds to pay the exercise price; or

(iii) by complying with any other payment mechanism approved by the Plan Administrator at the time of exercise.

(j)     No  Rights  as  a  Shareholder

A Holder shall have no rights as a shareholder with respect to any shares covered by an Option until such Holder becomes a record holder of such shares, irrespective of whether such Holder has given notice of exercise. Subject to the provisions of Section 5.1(m) hereof, no rights shall accrue to a Holder and no adjustments shall be made on account of dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights declared on, or created in, the Common Shares for which the record date is prior to the date the Holder becomes a record holder of the Common Shares covered by the Option, irrespective of whether such Holder has given notice of exercise.

(k)     Non-transferability  of  Options

Options granted under this Plan and the rights and privileges conferred by this Plan may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will, by applicable laws of descent and distribution, and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any Option or of any right or privilege conferred by this Plan contrary to the provisions hereof, or upon the sale, levy or any attachment or similar process upon the rights and privileges conferred by this Plan, such Option shall thereupon terminate and become null and void.

(l)     Securities  Regulation  and  Tax  Withholding

(i) Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such shares shall comply with all Applicable Laws, and such issuance shall be further subject to the approval of counsel for the Corporation with respect to such compliance, including the availability of an exemption from prospectus and registration requirements for the issuance and sale of such shares. The inability of the Corporation to obtain from any regulatory body the authority deemed by the Corporation to be necessary for the lawful issuance and sale of any shares under this Plan, or the unavailability of an exemption from prospectus and registration requirements for the issuance and sale of any shares under this Plan, shall relieve the Corporation of any liability with respect to the non-issuance or sale of such shares.

(ii) As a condition to the exercise of an Option, the Plan Administrator may require the Holder to represent and warrant in writing at the time of such exercise that the shares are being purchased only for investment and without any then-present intention to sell or distribute such shares. If necessary under Applicable Laws, the Plan Administrator may cause a stop-transfer order against such shares to be placed on the stock books and records of the Corporation, and a legend indicating that the stock may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided stating that such transfer is not in violation of any Applicable Laws, may be stamped on the certificates representing such shares in order to assure an exemption from registration. The Plan Administrator also may require such other documentation as may from time to time be necessary to comply with applicable securities laws. THE CORPORATION HAS NO OBLIGATION TO UNDERTAKE REGISTRATION OF OPTIONS OR THE COMMON SHARES ISSUABLE UPON THE EXERCISE OF OPTIONS.

(iii) The Holder shall pay to the Corporation by certified or cashier's check, promptly upon exercise of an Option or, if later, the date that the amount of such obligations becomes determinable, all applicable federal, state, local and foreign withholding taxes that the Plan Administrator, in its discretion, determines to result upon exercise of an Option or from a transfer or other disposition of Common Shares acquired upon exercise of an Option or otherwise related to an Option or Common Shares acquired in connection with an Option. Upon approval of the Plan Administrator, a Holder may satisfy such obligation by complying with one or more of the following alternatives selected by the Plan Administrator:

A. by delivering to the Corporation Common Shares previously held by such Holder or by the Corporation withholding Common Shares otherwise deliverable pursuant to the exercise of the Option, which Common Shares received or withheld shall have a fair market value at the date of exercise (as determined by the Plan Administrator) equal to any withholding tax obligations arising as a result of such exercise, transfer or other disposition;

B. by executing appropriate loan documents approved by the Plan Administrator by which the Holder borrows funds from the Corporation to pay any withholding taxes due under this Section 5.1(l)(iii), with such repayment terms as the Plan Administrator shall select; or

C. by complying with any other payment mechanism approved by the Plan Administrator from time to time.

(iv) The issuance, transfer or delivery of certificates representing Common Shares pursuant to the exercise of Options may be delayed, at the discretion of the Plan Administrator, until the Plan Administrator is satisfied that the applicable requirements of all Applicable Laws and the withholding provisions of the Code have been met and that the Holder has paid or otherwise satisfied any withholding tax obligation as described in Section 5.1(l)(iii) above.

(m)     Adjustments  Upon  Changes  In  Capitalization

(i) The aggregate number and class of shares for which Options may be granted under this Plan, the number and class of shares covered by each outstanding Option, and the exercise price per share thereof (but not the total price), and each such Option, shall all be proportionately adjusted for any increase or decrease in the number of issued Common Shares of the Corporation resulting from:

A. a subdivision or consolidation of shares or any like capital adjustment, or

B. the issuance of any Common Shares, or securities exchangeable for or convertible into Common Shares, to the holders of all or substantially all of the outstanding Common Shares by way of a stock dividend (other than the issue of Common Shares, or securities exchangeable for or convertible into Common Shares, to holders of Common Shares pursuant to their exercise of options to receive dividends in the form of Common Shares, or securities convertible into Common Shares, in lieu of dividends paid in the ordinary course on the Common Shares).

(ii) Except as provided in Section 5.1(m)(iii) hereof, upon a merger (other than a merger of the Corporation in which the holders of Common Shares immediately prior to the merger have the same proportionate ownership of common shares in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation, reorganization (other than a mere re-incorporation or the creation of a holding Corporation) or liquidation of the Corporation, as a result of which the shareholders of the Corporation, receive cash, shares or other property in exchange for or in connection with their Common Shares, any Option granted hereunder shall terminate, but the Holder shall have the right to exercise such Holder's Option immediately prior to any such merger, consolidation, acquisition of property or shares, separation, reorganization or liquidation, and to be treated as a shareholder of record for the purposes thereof, to the extent the vesting requirements set forth in the Option agreement have been satisfied.

(iii) If the shareholders of the Corporation receive shares in the capital of another corporation ("Exchange Shares") in exchange for their Common Shares in any transaction involving a merger (other than a merger of the Corporation in which the holders of Common Shares immediately prior to the merger have the same proportionate ownership of Common Shares in the surviving corporation immediately after the merger), consolidation, acquisition of property or shares, separation or reorganization (other than a mere re-incorporation or the creation of a holding Corporation), all Options granted hereunder shall be converted into options to purchase Exchange Shares unless the Corporation and the corporation issuing the Exchange Shares, in their sole discretion, determine that any or all such Options granted hereunder shall not be converted into options to purchase Exchange Shares but instead shall terminate in accordance with, and subject to the Holder's right to exercise the Holder's Options pursuant to, the provisions of Section 5.1(m)(ii). The amount and price of converted options shall be determined by adjusting the amount and price of the Options granted hereunder in the same proportion as used for determining the number of Exchange Shares the holders of the Common Shares receive in such merger, consolidation, acquisition or property or stock, separation or reorganization. Unless accelerated by the Board, the vesting schedule set forth in the option agreement shall continue to apply to the options granted for the Exchange Shares.

(iv) In the event of any adjustment in the number of Common Shares covered by any Option, any fractional shares resulting from such adjustment shall be disregarded and each such Option shall cover only the number of full shares resulting from such adjustment.

(v) All adjustments pursuant to Section 5.1(m) shall be made by the Plan Administrator, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

(vi) The grant of an Option shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, consolidate or dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

6.     EFFECTIVE  DATE;  AMENDMENT;  SHAREHOLDER  APPROVAL

6.1 Options may be granted by the Plan Administrator from time to time on or after the date on which this Plan is adopted by the Board (the "Effective Date").

6.2 Unless sooner terminated by the Board, this Plan shall terminate on the tenth anniversary of the Effective Date. No Option may be granted after such termination or during any suspension of this Plan.

6.3 Any Options granted by the Plan Administrator prior to the ratification of this Plan by the shareholders of the Corporation shall be granted subject to approval of this Plan by the holders of a majority of the Corporation's outstanding voting shares, voting either in person or by proxy at a duly held shareholders' meeting within twelve (12) months before or after the Effective Date. If such shareholder approval is sought and not obtained, all Options granted prior thereto and thereafter shall be considered Non-Qualified Stock Options and any Options granted to Covered Employees will not be eligible for the exclusion set forth in Section 162(m) of the Code with respect to the deductibility by the Corporation of certain compensation.

7.     NO  OBLIGATIONS  TO  EXERCISE  OPTION

7.1 The grant of an Option shall impose no obligation upon the Optionee to exercise such Option.

8.     NO  RIGHT  TO  OPTIONS  OR  TO  EMPLOYMENT

8.1 Whether or not any Options are to be granted under this Plan shall be exclusively within the discretion of the Plan Administrator, and nothing contained in this Plan shall be construed as giving any person any right to participate under this Plan. The grant of an Option shall in no way constitute any form of agreement or understanding binding on the Corporation or any Related Corporation, express or implied, that the Corporation or any Related Corporation will employ or contract with an Optionee for any length of time, nor shall it interfere in any way with the Corporation's or, where applicable, a Related Corporation's right to terminate Optionee's employment at any time, which right is hereby reserved.

9.     APPLICATION  OF  FUNDS

9.1 The proceeds received by the Corporation from the sale of Common Shares issued upon the exercise of Options shall be used for general corporate purposes, unless otherwise directed by the Board.

10.     INDEMNIFICATION  OF  PLAN  ADMINISTRATOR

10.1 In addition to all other rights of indemnification they may have as members of the Board, members of the Plan Administrator shall be indemnified by the Corporation for all reasonable expenses and liabilities of any type or nature, including attorneys' fees, incurred in connection with any action, suit or proceeding to which they or any of them are a party by reason of, or in connection with, this Plan or any Option granted under this Plan, and against all amounts paid by them in settlement thereof (provided that such settlement is approved by independent legal counsel selected by the Corporation), except to the extent that such expenses relate to matters for which it is adjudged that such Plan Administrator member is liable for willful misconduct; provided, that within fifteen (15) days after the institution of any such action, suit or proceeding, the Plan Administrator member involved therein shall, in writing, notify the Corporation of such action, suit or proceeding, so that the Corporation may have the opportunity to make appropriate arrangements to prosecute or defend the same.

11.     AMENDMENT  OF  PLAN

11.1 The Plan Administrator may, at any time, modify, amend or terminate this Plan or modify or amend Options granted under this Plan, including, without limitation, such modifications or amendments as are necessary to maintain compliance with the Applicable Laws. The Plan Administrator may condition the effectiveness of any such amendment on the receipt of shareholder approval at such time and in such manner as the Plan Administrator may consider necessary for the Corporation to comply with or to avail the Corporation and/or the Optionees of the benefits of any securities, tax, market listing or other administrative or regulatory requirements.

Effective  Date:  January 24, 2000